FORM 8-K

                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 25049


                          CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
                    the Securities Act of 1934

Date of Report (Date of earliest event reported):  November 4, 1998.


                   Stone Container Corporation
 (Exact name of registrant as specified in its charter)


             Delaware                  1-3439          36-2041256
(State or other jurisdiction   (Commission file      (IRS Employer
 of incorporation)                  Number)     Identification Number)

150 North Michigan Avenue, Chicago, Illinois       60601-7568
(Address of principal executive offices)             Zip Code

Registrant's telephone number, including area code:  (312) 346-6600

Not applicable
(Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

          On November 4,1998, Stone Container Corporation issued a news release announcing its third quarter financial results. The news release is attached as Exhibit 99.1 herto and incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

     (a) -- (b) Not applicable.

     (c)  Exhibits.

     99.1 News release of Stone Container dated November 4, 1998.


                         SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   STONE CONTAINER CORPORATION



Date:  Novmeber 5, 1998                      By:    LESLIE T. LEDERER
                                                      Vice President


EXHIBIT INDEX



 Exhibit
 Number

          Description of Exhibit
99.1           News release ofStone Contianer dated November 4, 1998